UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2013

Date of reporting period:  February 28, 2013

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire  03766

Annual Report

For The Year Ended

February 28, 2013

American Trust Allegiance Fund

April, 2013

Dear Fellow Shareholders,

We are pleased to provide you with the American Trust Allegiance Fund Annual Report for the fiscal year ended February 28, 2013.

Six months ago, we sent you our last shareholder letter.  At that time, the financial markets were focusing on the looming “fiscal cliff,” the economic turmoil in Europe and the continuing concern that international economies might drag the U.S. back into a recession.  We believe that the last six months have put to rest many of these concerns and clearly the U.S. stock market has reflected this renewed confidence with extraordinary performance.  Over this 6-month period the Allegiance Fund grew 9.72%, the S&P 500® Index grew 8.95% and the Morningstar Large Cap Growth Peer Group grew 7.20%.

We have beaten the S&P 500® Index and our peer group for four reasons.

1.
The top three performing sectors in the S&P 500® Index were Financials, Consumer Discretion and Industrials.  The Allegiance Fund had a weighting in all three sectors that exceeded the S&P 500® Index.  Therefore, we had more funds invested in the sectors that did well.

2.	The stocks that the Allegiance Fund held in these three sectors performed better than the stocks in their respective S&P 500® Index sectors.

3.
Financials, Consumer Discretion and Industrials are sectors that historically do well in an improving economy.  These past six months have calmed investors’ fears that troubled foreign economies would drag down the U.S. economy thus favoring economically sensitive stocks.

4.	Our focus on companies with strong balance sheets gives our companies the ability to expand more rapidly should business demand continue to improve.

All of our companies did not outperform the S&P 500® Index.  Our worst performing sectors were Materials and Information Technology.  We believe these sectors have the potential to be in the top-performing category once business confidence improves and we see improved capital spending on technology infrastructure and building/manufacturing.

For the 12 months ending February 28, 2013, the Fund performed similarly to its peer group, up 8.04% while the peer group of large capitalization growth stocks was up 8.49%.  During the same 12-month period, the S&P 500® Index was up 13.46%.  Clearly growth stocks, particularly during the first half of this period, did not perform as well as value stocks.  As shown above, in the last six months of this 12-month period, the Allegiance Fund and its peer group showed performance much closer to the S&P 500® Index, in fact, The Allegiance Fund performed better than both benchmarks.  But for the first six months of this

American Trust Allegiance Fund

period, value stocks, showed particularly strong performance since the world markets during that time (2/28/12 through 8/31/12) were dealing with economic weakness in China and Europe, which investors thought might drag all economies into another recession.  It is interesting to note that this mid-year scare has now occurred for the last 3 years and threatens to occur again this year as the U.S. economy is dealing with the drastic reduction in Federal spending due to the failed budget talks in Washington, D.C.  In any case, during times of uncertainty, more conservative value stocks are purchased, as they are perceived to incorporate less risk and less potential volatility.  Of course, The Allegiance Fund has always focused on long-term growth and a few value stocks that, in our estimation, provide above average long-term growth potential.  We believe that the economy in the U.S. will improve and the strong focus on long-term growth stocks will prove to be justified.  In our opinion, one of the greatest challenges for investors today is the temptation to react to short-term financial concerns and fail to see the broader opportunities in long-term growth stocks.

Looking at the bigger picture, as mentioned above, in the middle of 2010, 2011 and 2012, the general stock market in the U.S. declined significantly mainly due to financial problems in Greece and a few other southern European nations.  While these issues and the resulting concerns are far from over, it is interesting to note how the U.S. stock market performance has finally disconnected from the trials of these relatively small economies.  One of the main reasons the markets were so fearful was because the demise of a relatively small investment bank (Lehman Brothers) seemed to cause the near collapse of the world financial markets in 2008.  However, it is important to note that the cross border liability for a potential disaster in southern Europe is not equivalent to the 2008 interdependencies.  The major difference is that (as you can imagine) U.S. banks and many others have severely limited or illuminated their exposure to that part of Europe and central banks (particularly the European Central Bank) have been aggressively assisting efforts to calm the waters and bring back fiscal controls to some of the more profligate nations.

Evidence of this new disconnect is seen in the reaction in the U.S. stock market to the crisis in Cypress.  The very disturbing news that the country’s banks were in serious trouble and demonstrations over proposed taxation of personal savings, rocked Cypress and much of Europe but had almost no effect on the U.S. stock market.

There is a familiar saying that, “We are always fighting the last war.”  This is certainly true of the inordinate fear that another Lehman Brothers will inexplicably appear, bringing down the world economy.  Investors should instead be focused on finding the many opportunities that are developing in world markets, especially with the record levels of cash and greatly improved bank balance sheets.  We are also seeing opportunities from the recent rebound in the auto and even the housing industry.

American Trust Allegiance Fund

You have been hearing that stock prices are near an historic high.  What is not generally mentioned is that the price to earnings ratio of stocks (the most broadly used measure of the true value of stocks) appears quite reasonable.  The average price to earnings ratio over the past 49 years is 16.4%.  Today (4/25/13), the price to earnings ratio of the S&P 500® Index is only about 17.8%.  To provide perspective, this ratio has generally ranged from 11% to 35%.  So the current level seems quite reasonable and suggests that stock prices may have the potential for further appreciation before they can be considered over valued.

For this reason, we believe that we are in an environment that should be supportive of stocks and are working hard to find those resulting investment opportunities.

We are grateful to you for your support of the American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins

Past performance is not a guarantee of future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund’s socially responsible policy could cause it to make or avoid investments that could result in the portfolio under-performing similar funds that do not have similar policies.  The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.  The Fund invests in foreign securities, which are subject to the risks of currency fluctuation, political and economic stability and differences in accounting standards.  These risks are greater in emerging markets.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for complete holdings.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.  Each Morningstar average represents a universe of funds with similar investment objectives.  An investment cannot be made directly in an index.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
 American Trust Allegiance Fund vs the S&P 500® Index
for the 10-year period ending February 28, 2013

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	8.04%	4.56%	8.05%
S&P 500® Index	13.46%	4.94%	8.24%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*	Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2013 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/12 – 2/28/13).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2013 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/12	2/28/13	9/1/12 – 2/28/13*
Actual	$1,000.00	$1,097.20	$7.54
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2013

Shares	COMMON STOCKS: 96.05%	Value

	Apparel Manufacturing: 1.81%
2,210	VF Corp.	$356,385

	Broadcasting (except Internet): 2.96%
14,640	Comcast Corp. - Class A	582,526

	Chemical Manufacturing: 7.18%
1,660	Colgate-Palmolive Co.	189,954
7,440	LyondellBasell Industries NV - Class A#	436,133
5,040	Praxair, Inc.	569,772
2,780	Tupperware Brands Corp.	217,479
		1,413,338
	Computer and Electronic
	Product Manufacturing: 16.17%
1,390	Apple, Inc.	613,546
21,580	EMC Corp.*	496,556
3,730	International Business Machines Corp.	749,096
43,760	NVIDIA Corp.	554,002
8,560	Qualcomm, Inc.	561,793
6,010	Texas Instruments, Inc.	206,564
		3,181,557
	Conglomerates: 3.84%
17,510	Loews Corp.	754,856

	Credit Intermediation and
	Related Activities: 1.15%
4,000	State Street Corp.	226,360

	Data Processing, Hosting,
	and Related Services: 1.96%
11,250	Oracle Corp.	385,425

	Electrical Equipment Manufacturing: 2.09%
10,240	TE Connectivity Ltd.#	410,931

	Food Manufacturing: 8.32%
4,400	General Mills, Inc.	203,500
46,251	Gruma, S.A.B. de C.V. - ADR*	648,902
28,400	Mondelez International, Inc. - Class A	785,260
		1,637,662
	Insurance Carriers and
	Related Activities: 5.26%
10,130	Berkshire Hathaway, Inc. - Class B*	1,034,881

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2013, Continued

Shares		Value

	Leather and Allied Product
	Manufacturing: 2.00%
7,220	Nike, Inc. - Class B	$393,201

	Machinery Manufacturing: 2.10%
3,570	Cummins, Inc.	413,656

	Merchant Wholesalers, Durable Goods: 2.13%
5,280	Owens Corning, Inc.*	204,917
7,570	Swatch Group AG - ADR	215,366
		420,283
	Mining (except Oil and Gas): 6.88%
18,550	Freeport-McMoRan Copper & Gold, Inc.	592,116
18,900	Newmont Mining Corp.	761,481
		1,353,597
	Oil and Gas Extraction: 5.23%
42,030	Pacific Rubiales Energy Corp.#	1,029,098

	Other Information Services: 2.12%
520	Google, Inc. - Class A*	416,624

	Petroleum and Coal
	Products Manufacturing: 2.77%
6,090	Exxon Mobil Corp.	545,359

	Professional, Scientific &
	Technical Services: 0.99%
7,220	The Babcock & Wilcox Co.	195,084

	Publishing Industries: 2.06%
5,280	Adobe Systems, Inc.*	207,504
5,400	Autodesk, Inc.*	198,288
		405,792
	Real Estate: 3.61%
29,396	CBRE Group, Inc.*	710,501

	Securities, Commodity Contracts,
	and Other Finance: 1.95%
2,720	Franklin Resources, Inc.	384,200

	Support Activities for Mining: 4.00%
10,110	Schlumberger Ltd.#	787,063

	Telecommunications: 1.90%
4,820	American Tower Corp.	374,032

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2013, Continued

Shares		Value

	Transportation Equipment
	Manufacturing: 7.57%
20,250	Embraer S. A. - ADR	$687,285
63,590	Ford Motor Co.	801,870
		1,489,155
	TOTAL COMMON STOCKS
	(Cost $15,793,884)	18,901,566

	PREFERRED STOCKS: 2.20%

	Nonstore Retailers: 2.20%
16,650	Ultrapar Participacoes S.A. - ADR	432,733
	TOTAL PREFERRED STOCKS
	(Cost $321,130)	432,733

	SHORT-TERM INVESTMENTS: 1.80%

353,663	Fidelity Institutional Money Market
	Government Portfolio - Class I, 0.01%†	353,663
3,164	Reserve Primary Fund - Class 5+‡	—
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $356,827)	353,663
	Total Investments in Securities
	(Cost $16,471,841): 100.05%	19,687,962
	Liabilities in Excess of Other Assets: (0.05)%	(8,847)
	Net Assets: 100.00%	$19,679,115

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
+	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
‡
Illiquid security.  As of February 28, 2013, the security had a value of $0 (0.0% of net assets).  The security was acquired between September 16, 2008 and October 22, 2008, and has a cost basis of $3,164.

†	Rate shown is the 7-day annualized yield as of February 28, 2013.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2013

ASSETS
Investments in securities, at value (cost $16,471,841)	$19,687,962
Receivables:
Fund shares sold	2,007
Dividends and interest	36,170
Prepaid expenses	12,555
Total assets	19,738,694

LIABILITIES
Payables:
Due to advisor	7,966
Administration fees	9,551
Audit fees	17,300
Transfer agent fees and expenses	10,851
Fund accounting fees	6,665
Legal fees	525
Custody fees	357
Shareholder reporting	1,880
Chief Compliance Officer fee	1,750
Accrued other expenses	2,734
Total liabilities	59,579

NET ASSETS	$19,679,115
Net asset value, offering and redemption price
per share [$19,679,115 / 846,183 shares
outstanding; unlimited number of shares
(par value $0.01) authorized]	$23.26

COMPONENTS OF NET ASSETS
Paid-in capital	$17,864,589
Undistributed net investment income	16,797
Accumulated net realized loss on investments	(1,418,392)
Net unrealized appreciation on investments	3,216,121
Net assets	$19,679,115

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2013

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $6,962)	$277,378
Interest	95
Total income	277,473
Expenses
Advisory fees (Note 4)	170,788
Transfer agent fees and expenses (Note 4)	42,709
Administration fees (Note 4)	35,954
Fund accounting fees (Note 4)	26,384
Audit fees	17,300
Registration fees	16,937
Legal fees	8,106
Reports to shareholders	7,805
Chief Compliance Officer fee (Note 4)	7,001
Trustee fees	5,720
Custody fees (Note 4)	4,256
Miscellaneous expense	3,205
Insurance expense	2,655
Total expenses	348,820
Less: advisory fee waiver (Note 4)	(88,144)
Net expenses	260,676
Net investment income	16,797

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,050,650
Net change in unrealized
appreciation on investments	419,333
Net realized and unrealized
gain on investments	1,469,983
Net increase in net assets
resulting from operations	$1,486,780

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2013	February 29, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$16,797	$33,380
Net realized gain on investments	1,050,650	878,450
Net change in unrealized
appreciation/(depreciation)
on investments	419,333	(76,390)
Net increase in net assets
resulting from operations	1,486,780	835,440
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(18,407)	(24,135)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change
in outstanding shares (a)	456,932	(602,849)
Total increase in net assets	1,925,305	208,456
NET ASSETS
Beginning of year	17,753,810	17,545,354
End of year	$19,679,115	$17,753,810
Includes undistributed net
investment income of	$16,797	$18,407

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2013		February 29, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	111,000	$2,375,860	117,000	$2,341,349
Shares issued in
reinvestment of
distributions	642	13,991	1,046	19,418
Shares redeemed	(89,426)	(1,932,919)	(151,274)	(2,963,616)
Net increase/
(decrease)	22,216	$456,932	(33,228)	$(602,849)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended
	2/28/13	2/29/12	2/28/11	2/28/10	2/28/09
Net asset value,
beginning of year	$21.55	$20.47	$16.90	$11.08	$18.97
Income from
investment operations:
Net investment income	0.02	0.04	0.04	0.03	0.06
Net realized and
unrealized gain/(loss)
on investments	1.71	1.07	3.55	5.85	(7.80)
Total from
investment operations	1.73	1.11	3.59	5.88	(7.74)
Less distributions:
From net
investment income	(0.02)	(0.03)	(0.02)	(0.06)	(0.15)
Total distributions	(0.02)	(0.03)	(0.02)	(0.06)	(0.15)
Net asset value, end of year	$23.26	$21.55	$20.47	$16.90	$11.08
Total return	8.04%	5.44%	21.25%	53.07%	-40.90%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$19,679	$17,754	$17,545	$15,129	$11,124
Ratio of expenses to
average net assets:
Before fee waiver	1.94%	2.04%	2.13%	2.27%	2.03%
After fee waiver	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waiver	(0.40)%	(0.39)%	(0.44)%	(0.69)%	(0.30)%
After fee waiver	0.09%	0.20%	0.24%	0.13%	0.28%
Portfolio turnover rate	50.66%	48.59%	76.63%	79.51%	36.55%

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2013

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 – 2012, or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securiti es sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2013, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of February 28, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2013, Continued

fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks and preferred stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2013, Continued

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  At February 28, 2013, the Fund had investments in illiquid securities with a total value of $0 or 0.0% of net assets.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2013:

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2013, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$2,400,297	$—	$—	$2,400,297
Information	2,718,401	—	—	2,718,401
Manufacturing	9,296,594	—	—	9,296,594
Mining	3,169,758	—	—	3,169,758
Professional, Scientific,
and Technical Services	195,084	—	—	195,084
Real Estate and
Rental and Leasing	710,501	—	—	710,501
Wholesale Trade	410,931	—	—	410,931
Total Common Stocks	18,901,566	—	—	18,901,566
Preferred Stocks
Utilities	432,733	—	—	432,733
Total Preferred Stocks	432,733	—	—	432,733
Short-Term Investments	353,663	—	—	353,663
Total Investments
in Securities	$19,687,962	$—	$—	$19,687,962

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks and preferred stocks by industry classification. Transfers between levels are recognized at February 28, 2013, the end of the reporting period. The Fund recognized no transfers to/from level 1 or level 2.

New Accounting Pronouncements:  In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2013, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2013, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2013, the Fund incurred $170,788 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.45% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2013, the Advisor reduced its fees in the amount of $88,144; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $295,291 at February 28, 2013.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2014	$106,398
2015	100,749
2016	88,144
$295,291

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2013, Continued

activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the year ended February 28, 2013, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$35,954
Fund Accounting	26,384
Transfer Agency (a)	24,276
Custody	4,256
Chief Compliance Officer	7,001

(a)	Does not include out-of-pocket expenses

At February 28, 2013, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Fund Administration	$9,551
Fund Accounting	6,665
Transfer Agency (a)	6,075
Chief Compliance Officer	1,750
Custody	357

(a)	Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,341,565 and $8,775,917, respectively.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2013, Continued

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2013, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales.

The tax character of distributions paid during the year ended February 28, 2013 and the year ended February 29, 2012 were as follows:

	February 28, 2013	February 29, 2012
Ordinary income	$18,407	$24,135

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 28, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$16,475,131
Gross tax unrealized appreciation	3,791,703
Gross tax unrealized depreciation	(578,872)
Net tax unrealized appreciation	3,212,831
Undistributed ordinary income	16,797
Undistributed long-term capital gain	—
Total distributable earnings	16,797
Other accumulated gains/(losses)	(1,415,102)
Total accumulated earnings/(losses)	$1,814,526

(a)	The cost for federal income tax purposes differs from the cost for financial statement purposes due to wash sales.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2013, Continued

At February 28, 2013, the Fund had short-term capital loss carryforwards of $1,415,102, which expire in 2018.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, preenactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized $936,926 of its capital loss carryforward in the year ended February 28, 2013.

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The American Trust Allegiance Fund

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Trust Allegiance Fund as of February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2013

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2013 (Unaudited)

For the year ended February 28, 2013, the American Trust Allegiance Fund designated $18,407 as ordinary income for purposes of the dividends paid deduction.

For the year ended February 28, 2013, certain dividends paid by the American Trust Allegiance Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the American Trust Allegiance Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2013 was 100.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired;	1	Trustee,
(age 76)		term	former		Advisors
615 E. Michigan Street		since	Financial		Series Trust
Milwaukee, WI 53202		February	Consultant		(for series not
		1997.	and former		affiliated with
			Executive Vice		the Fund);
			President and		Trustee, The
			Chief Operating		Forward
			Officer of ICI		Funds (35
			Mutual		portfolios).
Insurance
Company
(until January
1997).

George J. Rebhan	Trustee	Indefinite	Retired;	1	Trustee,
(age 78)		term	formerly		Advisors
615 E. Michigan Street		since	President,		Series Trust
Milwaukee, WI 53202		May	Hotchkis and		(for series not
		2002.	Wiley Funds		affiliated with
			(mutual funds)		the Fund);
			(1985 to 1993).		Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired;	1	Trustee,
(age 73)		term	formerly		Advisors
615 E. Michigan Street		since	Senior Vice		Series Trust
Milwaukee, WI 53202		February	President,		(for series not
		1997.	Federal Home		affiliated with
			Loan Bank of		the Fund).
San Francisco.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held During
Name, Address	with the	of Time	During Past	by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President,	1	Trustee,
(age 65)	Trustee	term	CEO, U.S.		Advisors
615 E. Michigan Street		since	Bancorp Fund		Series Trust
Milwaukee, WI 53202		September	Services, LLC		(for series not
		2008.	(May 1991 to		affiliated with
			present).		the Fund).

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 65)	and Chief	term	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 45)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June
Officer		2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 51)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
Officer		2007.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 55)	President,	term	Fund Services, LLC (February 2008 to
615 E. Michigan Street	Chief	since	present); General Counsel/Controller,
Milwaukee, WI 53202	Compliance	September	Steinhafels, Inc. (September 1995 to
	Officer	2009.	February 2008).
and AML
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S.
(age 47)		term	Bancorp Fund Services, LLC (May 2006
615 E. Michigan Street		since	to present); Senior Counsel, Wells Fargo
Milwaukee, WI 53202		June	Funds Management, LLC (May 2005 to
		2007.	May 2006); Senior Counsel, Strong
Financial Corporation (January 2002
to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 4-6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the American Trust Allegiance Fund (the “Fund”) with American Trust Investment Advisors, LLC (the “Advisor”) for another annual term.  At this meeting, and at a prior meeting held on October 24-25, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2012 on both an absolute basis, and in comparison to both a benchmark and  its peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for the three-year and five-year periods, above its Lipper Index and equal to its peer group median for the ten-year period, and below its peer group median and Lipper Index for the three-month, year-to-date and one-year periods and reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the five-year period, above its peer group average but below its peer group median for the one-year period, and below its peer group median and average for the three-month, year-to-date, three-year and ten-year periods.

The Board further recognized that the Fund’s investments are subject to socially-responsible investment criteria and that the Advisor does not manage any other accounts with the same or a similar strategy.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, as well as information regarding advisory fees for separate accounts invested in the Fund.  The Board noted that the Advisor did not manage any other accounts with a similar strategy.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio and contractual advisory fee were each above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio and contractual advisory fee were each above the average of this segment of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

period were less than the peer group median and average. As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.  The Board also took into account the small size of the Fund and the Advisor’s commitment and plans to grow the Fund in the future.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board noted that the Advisor maintained a modest balance sheet and as a result the Board secured a personal guarantee from the principal of the Advisor to use his own resources to satisfy any obligation to the Fund from the Advisor in the upcoming fiscal year.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including the receipt of additional advisory fees from certain separately managed accounts that are also invested in the Fund.  The Board also considered that the Fund does not charge Rule 12b-1 fees or utilize “soft dollars.”  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor, with the personal guarantee of its principal, had maintained adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the American Trust Allegiance Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the American Trust Allegiance Fund would be in the best interest of the Fund and its shareholders.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/13	FYE 2/29/12
Audit Fees	$14,300	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/13	FYE 2/29/12
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/13	FYE 2/29/12
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
 Douglas G. Hess, President

Date   5/2/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess__
 Douglas G. Hess, President

Date   5/2/13

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date   5/2/13

* Print the name and title of each signing officer under his or her signature.